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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 13, 2002
                                                        -----------------

                             ADMIRALTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-24891             65-0405207
            --------                    -------             ----------
   (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)             File Number)      Identification No.)

               4400 PGA Boulevard
           Palm Beach Gardens, Florida                             33410
           ---------------------------                             -----
     (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (561) 624-4701
                                                           --------------



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Item 5.  Other events.
         ------------

         The Registrant issued a press release on December 13, 2002 announcing shareholder approval of merger agreement.

Item 7.  Exhibits.
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         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.         Description
         -----------         -----------

         99 Press Release dated December 13, 2002 announcing shareholder approval of merger agreement.





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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934,
Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   ADMIRALTY BANCORP, INC.
                                                   -----------------------
                                                        (Registrant)


Dated:   December 19, 2002                     By: /s/ Kevin Sacket
                                                   ------------------------
                                                   KEVIN SACKET
                                                   Treasurer
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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press Release dated December 13, 2002                  5 - 6
                  announcing shareholder approval of
                  merger agreement.